Q3 2014 INVESTOR PRESENTATION

Q3 2014 Investor Presentation 2 Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes that affect our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with the financial covenants of our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make; and 10) other risks described in our most recent filings with the Securities and Exchange Commission. Use of estimates and forecasts: Any references made to 2014 and 2015 are based on management guidance issued July 24, 2014, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward- looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the Securities Exchange Commission.

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SPECIALIZED STAFFING SOLUTIONS SPECIALIZED OUTSOURCING SOLUTIONS • • • • • • • • $1.8B $700M Q3 2014 Investor Presentation 4 1 This is pro forma based upon the Seaton Acquisition which is now referred to as Outsourcing Solutions. Numbers for 2014 are included for example purposes to enhance the understanding of combined operations including Seaton. Under no circumstances should the reader use or rely on this information as a representation of future performance.

SPECIALIZED STAFFING SOLUTIONS SPECIALIZED OUTSOURCING SOLUTIONS • • • • • • • • • • 1 Outsourced Workforce Management 2 Managed Service Provider 3 Recruitment Process Outsourcing Q3 2014 Investor Presentation 5

$1,316 $1,390 $1,669 $1,800 $430 $500 $606 $700 $1,746 $1,890 $2,275 $2,500 $0 $500 $1,000 $1,500 $2,000 $2,500 2011 2012 2013 2014 ($ in millions) Revenue1 Gross Profit 1 Adjusted EBITDA 1,2, 3 ($ in millions) ($ in millions) $348 $372 $442 $475 $69 $82 $95 $110 $417 $454 $537 $585 $0 $100 $200 $300 $400 $500 $600 2011 2012 2013 2014 $64 $72 $87 $100 $18 $25 $31 $35 $82 $97 $118 $0 $25 $50 $75 $100 $125 2011 2012 2013 2014 Staffing Solutions Outsourcing Solutions 1 This is pro forma based upon the Seaton Acquisition which is now referred to as Outsourcing Solutions. Numbers for 2014 are included for example purposes to enhance the understanding of combined operations including Seaton. Under no circumstances should the reader use or rely on this information as a representation of future performance. 2 Seaton Corp historical financial information based on audited results for fiscal years 2011, 2012 and 2013. Seaton Corp acqu ired HRX Holdings Pty Limited ("HRX") in January 2014. The pro forma combined results include the HRX results as if purchased at the beginning of 2011. EBITDA and Adjusted EBITDA are non-GAAP financial measures which excludes depreciation and amortization from income from operations. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income (loss) in the Statement of Operations in accordance with GAAP, and as presented. may not be comparable to similarly titled measures of other companies. See the Reconciliation of GAAP Operating Income to EBITDA and Adjusted EBITDA slide in this presentation. 3 Adjusted EBITDA excludes certain non-recurring costs under prior ownership. $135 Q3 2014 Investor Presentation 6

Compelling market trends driving growth Industry Highlights • • • • Sources: Staffing Industry Analysts, Bureau of Labor Statistics, and TrueBlue estimates 1 U.S. Staffing Market What Staffing Services Offers Clients Q3 2014 Investor Presentation 7 Projected Industrial Staffing Market Growth $25 $27 $29 $31 $33 $35 $37 $39 2013 2014 2015 2016 2017 Industrial Staffing Market ($ in billions)1

OUTSOURCING MARKET - OUTSOURCED WORKFORCE MANAGEMENT (OWM) Outsourcing on the rise as companies focus on their core business • • • • • What OWM Offers Clients Sources: SIA, BLS and TrueBlue Estimates 1 US Staffing Market; Logistics and Manufacturing is a subset of the Industrial Staffing Market Q3 2014 Investor Presentation 8

*MSP Market Size Industry Forecast is spend under management. Sources: SIA and TrueBlue estimates 1 Global Market; represents spend under management • • • • What MSP Offers Clients Streamlined & Optimized Workforce Mgmt. 1Stafffing Industry Analysts, 2013 VMS and MSP Competitive Landscape Report Q3 2014 Investor Presentation 9 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2013 2014 2015 2016 2017 MSP Market Size ($ in billions)1

• • • • Sources: NelsonHall, TrueBlue estimates What RPO Offers Clients Q3 2014 Investor Presentation 10 1 Aberdeen Group, 2009

• Effectively use capital to increase shareholder returns • Add industry leading talent, ensure strong cultural fit • Integrate similar offerings and processes, leverage best practices, preserve differentiated expertise • Increase talent acquisition capabilities with mobile and online sourcing and hiring • Enhance efficiency with online business processes • Reduce fixed costs through centralized recruiting and service delivery • Expand into attractive, complementary human capital solutions • Enhance knowledge leadership, differentiated expertise and service levels • Be a leader in providing innovative solutions and services • Expand leadership position in industrial staffing • Increase service offerings and new geographies to meet more customer needs Q3 2014 Investor Presentation 11

GROW MARKET LEADERSHIP

Successful Track Record Expanding Our Staffing Services Offering - Organic Development & Acquisitions

General Labor On Demand	Manufacturing & Skilled Construction Trades Staffing	Transportation & Logistics Staffing	Expand Geographic Reach	Energy and Industrial
1996	2004-2005	2007-2008	2010-2013	2013

Strategy Increases Growth Opportunities

- Service and market diversification
- Industry specialization improves customer productivity
- Ability to serve more customers and more customers' needs
- Targeted high-growth market segments
- Expanded into under-served geographies

Strategy Produces Results

13% CAGR
TrueBlue revenue growth since 2010

8% CAGR
Staffing industry growth since 2010

Source: Staffing Industry Analysts, Moody's economic forecasts, TrueBlue estimates

Q3 2014 Investor Presentation 12

New Opportunities in Attractive Human Capital Market • Offerings are complementary with staffing solutions group, minimizing sales channel conflict • Strong customer renewal rates (95%+) and favorable long-term outsourcing trends providing greater revenue stability and predictability • Centralization and automated business processes to be applied to staffing group to drive operating leverage Benefits of Expansion Outsourced Workforce Management (OWM) Recruitment Process Outsourcing (RPO) Managed Service Provider (MSP) 2014 Q3 2014 Investor Presentation 13

SALES SERVICE • Electronic pay gives workers immediate access to their payroll funds, provides greater security and convenience; reduces payroll processing time • Texting automates worker dispatch/assignment; improved candidate response rate saves recruiting time and improves business performance Innovation Driving More Business Efficiency Technology Enabled Service Delivery and Processes Technology Yields Value 2012 Electronic pay Texting 2014 Online Recruiting 2015 Process Centralization 2013 Centralization Online Recruiting • Online recruiting increases the scale, talent pool and efficiency of the recruiting process • Online recruiting provides flexibility and convenience for candidates • Centralizing and automating routine transactions improves efficiency and service standards enabling further reduction of branch network • Centralization improves the consistency of service delivery resulting in higher customer and worker satisfaction Q3 2014 Investor Presentation 14

Strategic Focus • • • • • Q3 2014 Investor Presentation 15 • • • Strategic Fit Limited Enterprise Risk Culture Return on Investment Revenue from Acquisitions 60% Organic Revenue 40% 2013 Pro Forma Revenue

ACCRETIVE ACQUISTIONS WITH STRONG FIT

Overview of Recent Seaton Corp. Acquisition (Outsourcing Solutions group)

Acquisition Structure	• Purchase Price of $310M to acquire 100% of Seaton's equity and tax assets with a net present value of ~$20M – 7.8x forward 12 months Adjusted EBITDA[1] purchase multiple, net of acquired tax asset • Funded via $123M of Cash and $187M of Debt • Committed financing via new $300M asset-backed facility – New facility amends and enlarges existing facility – Five year term, and a current interest rate of 2%
Timing	• Transaction completed on June 30, 2014 (first day of fiscal Q3)

[1] EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. See the Reconciliation of GAAP Operating Income to EBITDA and Adjusted EBITDA Reconciliation slide in this presentation.

Q3 2014 Investor Presentation 16 TRUEBLUE

Q3 2014 Investor Presentation 17 3% $0.25 $0.20 1 Seaton impact excluding amortization. 2 Excludes management estimate of amortization of purchased intangibles. Purchase accounting is in process. Actual Pro forma, incl. Seaton1 13% 13% 16% $0.25 COMPELLING EARNINGS ACCRETION EFFECTIVE USE OF CAPITAL PRO FORMA 2013 RETURN ON EQUITY FORWARD 12-MONTH EPS ESTIMATES EPS EPS, excluding amortization2 3% $0.25 $0.20 $0.45 Recent Seaton Acquisition Increases Return on Equity and Earnings Accretion

SEASONED MANAGEMENT TEAM

Steve Cooper CEO, TrueBlue	• 30 years of management experience; 15 years with TBI • Extensive experience in strategic planning, operations, sales, and finance • TrueBlue CEO since 2006, president since 2005 • Named to List of 100 Most Influential People in Staffing Industry
Patrick Beharelle President & COO, Outsourcing Solutions	• 13 years of staffing experience; 25 years experience in strategy, operations, sales • Joined Seaton in 2008; CEO since 2009 • Named to List of 100 Most Influential People in Staffing Industry
Joan Davison President, Staff Management | SMX	• 18 years of staffing experience; 25 years experience in operations, sales • Joined Seaton in 1997; president of Staff Management | SMX since 2011 • Named to List of 100 Most Influential People in Staffing Industry
Derrek Gafford EVP & CFO, TrueBlue	• 22 years of finance and public accounting experience; CPA • TrueBlue CFO since 2005 • Tenure with TBI: 12 years
Wayne Larkin President & COO, Staffing Solutions	• 18 years of staffing experience; 25 years experience in operations, sales • Named President of Labor Ready in 2008; EVP of TrueBlue Operations since 2012 • Supported by six senior vice presidents with an average of nearly 20 years each in the staffing industry • Tenure with TBI: 15 years
Taryn Owen President, PeopleScout	• 15 years recruitment outsourcing experience • Joined PeopleScout in 2010; president since 2013

Q3 2014 Investor Presentation

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TRUEBLUE

Q3 2014 Investor Presentation 19 1 EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies.

Q3 2014 – Q2 2015 Q3 2014 Investor Presentation 20 1 See Q2 2014 earnings release presentation issued July 24, 2014 for interim period expectations. 2 EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. See the Reconciliation of GAAP Operating Income to EBITDA and Adjusted EBITDA slide. 3 $2M of Non-Recurring Acquisition Costs were incurred in Q2 2014. 4 Management estimate of amortization of purchased intangibles. Purchase accounting in process. Depreciation of approximately $1M per quarter and amortization of approximately $3M per quarter.

Q3 2014E Reflects Appropriate Changes from Seaton Acquisition Q3 2014E Q2 2014 EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Q3 2014 Investor Presentation 21

RECONCILIATION OF GAAP OPERATING INCOME TO EBITDA & ADJUSTED EBITDA

	TrueBlue 2011	Seaton 2011[2]	Combined	TrueBlue 2012	Seaton 2012[2]	Combined	TrueBlue 2013	Seaton 2013[2]	Combined	Seaton Q3 2014E- Q2 2015E
Operating Income	$48	$12	$60	$53	$13	$66	$60	$8	$68	$14 - $18
Depreciation and Amortization	$16	$7	$23	$19	$8	$27	$20	$15	$35	$16
EBITDA[1]	$64	$19	$83	$72	$21	$93	$80	$23	$103	$30 - $34
Adjustments to EBITDA:										
Non-recurring Adjustment to Seaton[3]	--	($1)	($1)	--	$4	$4	--	$8	$8	--
Non-recurring Acquisition Related Costs[4]	--	--	--	--	--	--	$7	--	$7	$5
Adjusted EBITDA[1]	$64	$18	$82	$72	$25	$97	$87	$31	$118	$35 - $39

[1] EBITDA and Adjusted EBITDA are non-GAAP financial measures which excludes depreciation and amortization from income from operations. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income (loss) in the Statement of Operations in accordance with GAAP, and as presented. may not be comparable to similarly titled measures of other companies.

[2] Seaton Corp historical financial information based on audited results for fiscal years 2011, 2012 and 2013. Seaton Corp acquired HRX Holdings Pty Limited ("HRX") in January 2014. The pro forma combined results include the HRX results as if purchased at the beginning of 2011.

[3] Adjusted EBITDA excludes certain non-recurring costs under prior ownership.

[4] Adjusted EBITDA excludes costs related to the purchase and integration activities of the MDT and TWC acquisitions in 2013 and Seaton in 2014. Total purchase and integration related costs for Seaton are estimated to be $7 million of which $2 million was incurred prior to the acquisition in Q2 of 2014 and $0.5 million expected in Q1 2015.

Q3 2014 Investor Presentation 22

TRUEBLUE